March 31, 2006

Daniel F. Duchovny
Office of Mergers and Acquisitions
Securities and Exchange Commission
Washington, D.C. 20549

Re: Inland Land Appreciation Fund II, L.P., Schedule TO-T filed March 2, 2006 by MacKenzie Patterson Fuller, LP and its affiliates, the Purchasers

Dear Mr. Duchovny:

Thank you for your letter dated March 27, 2006 regarding our recent Schedule TO-T. I will respond to the questions you asked in your letter in the order in which you posed them.

     1.   We have amended the filing.

     2.   We have amended the filing.

Closing paragraphs: While acknowledging the Staff's positions, and without implying any specific issue with such position, we respectfully decline to make the statements requested. There is no requirement that we do so. To the extent the requested statements are accurate statements of applicable law, there is no reason to obtain from bidders a recitation of such law. To the extent the statements go beyond applicable law or reflect interpretations of law that may be open to dispute, it would not be fair or appropriate to require bidders to make statements that might prejudice their right to take a contrary position at some later time, if the occasion arose.

Please let me know if you have any questions or further comments.

Very Truly Yours,

Chip Patterson
Senior Vice President and General Counsel
(925) 631-9100 ext. 206
(925) 871-4046 (Fax)
chip@mpfi.com